Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	31-Mar-09

Federal Tax I.D. #	20-3430241

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 30 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts	MOR-1a	x
Schedule of Disbursements	MOR-1b	x
Bank Account Information	MOR-1c	x
Copies of bank statements (See Notes to the MOR)			x
Cash disbursements journals (See Notes to the MOR)			x
Statement of Operations (Income Statement)	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt (See Notes to the MOR)			x
Copies of tax returns filed during reporting period (See Notes to the MOR)			x
Summary of Unpaid Post-petition Debts (See Notes to the MOR)	MOR-4		x
Listing of Aged Accounts Payable (See Notes to the MOR)			x
Accounts Receivable Reconciliation and Aging (See Notes to the MOR)	MOR-5	x	x
Taxes Reconciliation and Aging (See MOR-7)	MOR-5		x
Payments to Insiders and Professional	MOR-6	x
Post Petition Secured Notes Adequate Protection Payments	MOR-6	x
Debtor Questionnaire	MOR-7	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Mark Dickey	4/30/2009
Signature of Authorized Individual*	Date

Mark Dickey
Printed Name of Authorized Individual

SVP General Counsel & Secretary
Title

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR NOTES

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	31-Mar-09

Federal Tax I.D. #	20-3430241

Notes to the Monthly Operating Report

GENERAL:

The report includes activity from the following Debtors and related case numbers:

Debtor	Case Number
ASA Albion, LLC	08-12607
ASA Bloomingburg, LLC	08-12608
ASA Linden, LLC	08-12609
ASA OpCo Holdings, LLC	08-12610
US Bio Marion, LLC	08-12611
US BioEnergy Corporation	08-12612
VeraSun Albert City, LLC	08-12613
VeraSun Aurora Corporation	08-12614
VeraSun BioDiesel, LLC	08-12605
VeraSun Central City, LLC	08-12615
VeraSun Charles City, LLC	08-12616
VeraSun Dyersville, LLC	08-12617
VeraSun Energy Corporation	08-12606
VeraSun Fort Dodge, LLC	08-12618
VeraSun Granite City, LLC	08-12619
VeraSun Hankinson, LLC	08-12620
VeraSun Hartley, LLC	08-12621
VeraSun Janesville, LLC	08-12622
VeraSun Litchfield, LLC	08-12623
VeraSun Marketing, LLC	08-12624
VeraSun Ord, LLC	08-12625
VeraSun Reynolds, LLC	08-12626
VeraSun Tilton, LLC	08-12627
VeraSun Welcome, LLC	08-12628
VeraSun Woodbury, LLC	08-12629

MOR NOTES

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	31-Mar-09

Federal Tax I.D. #	20-3430241

Notes to the Monthly Operating Report

Notes to MOR-1a:

Cash receipts related to intercompany transfers among the various Debtor entities jointly administered under case number 08-12606 (each a “Debtor” and, collectively, the “Debtors”) are not included in this schedule except transfers of funding from VeraSun Energy Corporation (“VEC”) and ASA Opco Holdings, LLC (“ASA Opco”) to subsidiary Debtor entities and transfers of payments from VeraSun Marketing, LLC (“VeraSun Marketing”) to other VeraSun legacy Debtor entities.

Notes to MOR-1b:

All cash disbursements exclude intercompany transfers among the Debtor entities except transfers of funding from VEC and ASA OpCo to subsidiary debtor entities and transfers of payments from VeraSun Marketing to other VeraSun legacy Debtor entities.

Notes to MOR-1c:

All amounts listed are the bank balances as of the end of the month.

Notes to MOR-2:

The Statement of Operations (Income Statement) reflects revenue and expenses that directly correspond to the Debtor legal entity except VeraSun Tilton, LLC, which does not maintain separate accounting records.

The Statement of Operations (Income Statement) reflects “mark to market” adjustments for corn contracts outstanding at Debtor entity facilities that were in “hot idle” rather than production. In certain cases, this may result in negative “Cost of Goods Sold” on MOR-2.

Any changes to prior period income/expense amounts will be reflected in the current Monthly Operating Report (the “MOR”).

Notes to MOR-3:

The Balance Sheet reflects assets, liabilities, and shareholders’ equity that directly correspond to the Debtor legal entity except VeraSun Tilton, LLC, which does not maintain separate accounting records. The accounting records of the parent VEC includes land owned by VeraSun Tilton, LLC, carried at approximately $4.3 million.

On February 19, 2009, the Bankruptcy Court entered the Order Pursuant to 11 U.S.C. §§ 105(A), 363, 365 and Fed. R. Bankr. P. 2002, 6004, 6006 Establishing Bidding and Auction Procedures Related to the Sale of Some or All of the Debtors’ Assets. Accordingly, VEC and its subsidiary Debtor entities reclassified the long-lived assets to the line captioned “Assets held for sale” on MOR-3 and ceased depreciating such assets in accordance with Statements of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”

On January 7, 2009, the Bankruptcy Court entered the Order Under 11 U.S.C. §§ 105 and 363 Approving Procedures to Sell Certain De Minimis Assets Free and Clear of Liens Claims, and Encumbrances Without Further Order of the Court (Docket No. 453). Pursuant to paragraph 2 of the De Minimis Asset Sale Order, the Debtors are required to disclose all de minimis asset sales with an aggregate sale price of less than $50,000 (the “Level 1 Sales”) consummated during any given month in their MOR. No Level 1 Sales were consummated in the month of March 2009.

Certain accruals are recorded monthly at VEC, ASA OpCo, and US BioEnergy Corporation and allocated to other Debtor entities when paid.

Because the debtor entities file a joint Federal Income Tax return, individual Debtor entity balances would reflect assets and liabilities that net to the financial statement line on a combined basis. However, VEC recorded a full valuation allowance against deferred tax assets and liabilities; thus, these captions do not appear on MOR-3.

MOR NOTES

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	31-Mar-09

Federal Tax I.D. #	20-3430241

Notes to the Monthly Operating Report

Intercompany balances subject to compromise and not subject to compromise are shown net by Debtor entity.

Any changes to prior period balances will be reflected in the current month MOR.

Notes to MOR-4:

The tax walk forward reflects both pre-petition and post-petition taxes, and the beginning balance for this MOR reflects accrued taxes as of October 31, 2008.

VEC and related Debtors are current on all post petition payments other than disputes that arise in the ordinary course of business transactions.

Notes to MOR-5:

Ending third party accounts receivable balances by Debtor legal entity are listed on MOR-3, which balances differ from the Accounts Receivable Aging primarily due to the following: (a) certain aged receivables are included on the line “Prepaid expenses and other assets” on MOR-3 while (b) accrued sales are recorded on MOR-3 but will not be part of the aging until the subsequent month.

Notes to MOR-6:

Payments to insiders exclude intercompany payments between Debtor entities.

Notes to MOR-7:

The Debtor entities have made certain payments on account of pre-petition liabilities in accordance with orders of the Bankruptcy Court specifically authorizing payment of certain pre-petition liabilities.

Debtor entities from time to time have sold product to insider CHS, Inc and to its 100% owned subsidiary Provista LLC.

VEC and related Debtor entities entered into Debtor-in-possession (DIP) loans and have made required draws against the DIP loans.

MOR-1a

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	31-Mar-09

Federal Tax I.D. #	20-3430241

Schedule of Cash Receipts

(000’s)

TIME PERIOD:
3/1/2009 - 3/31/2009
(see Notes to the MOR related to MOR-1a)

Debtor	Case Number	Cash Receipts
ASA Albion, LLC	08-12607	$1,405
ASA Bloomingburg, LLC	08-12608	1,202
ASA Linden, LLC	08-12609	1,355
ASA OpCo Holdings, LLC	08-12610	2,726
US Bio Marion, LLC	08-12611	200
US BioEnergy Corporation	08-12612	1,646
VeraSun Albert City, LLC	08-12613	2,564
VeraSun Aurora Corporation	08-12614	21,554
VeraSun BioDiesel, LLC	08-12605	—
VeraSun Central City, LLC	08-12615	36
VeraSun Charles City, LLC	08-12616	19,613
VeraSun Dyersville, LLC	08-12617	888
VeraSun Energy Corporation	08-12606	1,153
VeraSun Fort Dodge, LLC	08-12618	19,807
VeraSun Granite City, LLC	08-12619	57
VeraSun Hankinson, LLC	08-12620	1,056
VeraSun Hartley, LLC	08-12621	17,407
VeraSun Janesville, LLC	08-12622	250
VeraSun Litchfield, LLC	08-12623	—
VeraSun Marketing, LLC	08-12624	6,730
VeraSun Ord, LLC	08-12625	622
VeraSun Reynolds, LLC	08-12626	—
VeraSun Tilton, LLC	08-12627	—
VeraSun Welcome, LLC	08-12628	217
VeraSun Woodbury, LLC	08-12629	253

Total Cash Receipts		$100,741

MOR-1b

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	31-Mar-09

Federal Tax I.D. #	20-3430241

Schedule of Disbursements

(000’s)

TIME PERIOD:
3/1/2009 - 3/31/2009
(see Notes to the MOR related to MOR-1b)

Debtor	Case Number	Disbursements
ASA Albion, LLC	08-12607	$1,404
ASA Bloomingburg, LLC	08-12608	1,202
ASA Linden, LLC	08-12609	1,288
ASA OpCo Holdings, LLC	08-12610	1,125
US Bio Marion, LLC	08-12611	2,839
US BioEnergy Corporation	08-12612	—
VeraSun Albert City, LLC	08-12613	1,980
VeraSun Aurora Corporation	08-12614	21,560
VeraSun BioDiesel, LLC	08-12605	—
VeraSun Central City, LLC	08-12615	1,553
VeraSun Charles City, LLC	08-12616	19,618
VeraSun Dyersville, LLC	08-12617	1,769
VeraSun Energy Corporation (a)	08-12606	(2,922)
VeraSun Fort Dodge, LLC	08-12618	19,839
VeraSun Granite City, LLC	08-12619	—
VeraSun Hankinson, LLC	08-12620	2,005
VeraSun Hartley, LLC	08-12621	17,412
VeraSun Janesville, LLC	08-12622	129
VeraSun Litchfield, LLC	08-12623	—
VeraSun Marketing, LLC	08-12624	7,687
VeraSun Ord, LLC	08-12625	1,056
VeraSun Reynolds, LLC	08-12626	7
VeraSun Tilton, LLC	08-12627	—
VeraSun Welcome, LLC	08-12628	218
VeraSun Woodbury, LLC	08-12629	1,062

Total Disbursements		$100,832

(a)	SG&A expenses are reimbursed from other Debtors to VEC. VEC’s current month reimbursement from Debtors exceeded VEC external payments, thus resulting in a negative disbursement.

MOR-1c

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	31-Mar-09

Federal Tax I.D. #	20-3430241

Bank Account Information

(000's)

Legal Entity	Case No.	Bank and account description	Bank Account No.	Bank Balance
ASA Albion, LLC	08-12607	First National Bank Omaha - O&M	110118507	$8
ASA Bloomingburg, LLC	08-12608	First National Bank Omaha - O&M	110118497	18
ASA Linden, LLC	08-12609	First National Bank Omaha - O&M	110118484	99
ASA OpCo Holdings, LLC	08-12610	First National Bank Omaha - O&M	110118510	2,484
(b)	08-12610	First National Bank Omaha - FSA	110119647	—
	08-12610	First National Bank Omaha - Debt Service	110118617	—
US Bio Marion, LLC (a)	08-12611	First Bank and Trust	1100101471	697
	08-12611	Bank of America	3755551267	206
	08-12611	First Bank and Trust	51266	178
US BioEnergy Corporation	08-12612	Bank of America	3755551199	1,706
	08-12612	Bank of America	3755551209	—
VeraSun Albert City, LLC	08-12613	Bank of America	3755551131	1,386
VeraSun Aurora Corporation	08-12614	First National Bank Omaha - O&M	110197793	2,838
(b)	08-12614	Bank of America	3755551843	—
VeraSun BioDiesel, LLC	08-12605	First National Bank Omaha - O&M	110193548	—
VeraSun Central City, LLC	08-12615	Bank of America	3755551144	2,046
VeraSun Charles City, LLC	08-12616	First National Bank Omaha - O&M	110211417	200
(b)	08-12616	Bank of America	3755551814	—
VeraSun Dyersville, LLC	08-12617	Bank of America	3755551160	631
VeraSun Energy Corporation	08-12606	First National Bank Omaha - O&M	110193438	5,530
	08-12606	Bank of America Utility Account	3755551429	3,642
	08-12606	Bank of America DIP Account	3755551461	6,337
	08-12606	Bank of America Payroll	3755551241	2
	08-12606	Wilmington Trust	091810-000	—
(b)	08-12606	First Bank & Trust	1081888	—
(c)	08-12606	First National Bank Omaha Money Market	201651766-20	1,542
(b)	08-12606	Morgan Stanley	14-78ER2	—
VeraSun Fort Dodge, LLC	08-12618	First National Bank Omaha - O&M	110118073	104
(b)	08-12618	Bank of America	3755551856	—
VeraSun Granite City, LLC	08-12619	First National Bank Omaha - O&M	110211145	57
VeraSun Hankinson, LLC	08-12620	Bank of America Account	3755551186	685
	08-12620	Bank of America	3755552541	439
VeraSun Hartley, LLC	08-12621	First National Bank Omaha - O&M	110210845	52
(b)	08-12621	Bank of America	3755551830	—
VeraSun Janesville, LLC	08-12622	Bank of America	3755551173	303
VeraSun Litchfield, LLC	08-12623	NONE	NONE	—
VeraSun Marketing, LLC	08-12624	First National Bank Omaha - Revenue	110203784	96,935
	08-12624	First National Bank Omaha - O&M	110203690	1,036
(b)	08-12624	Bank of America Transportation Vendor	3755551270	—
	08-12624	Bank of America Marketing Payroll	3755551254	5
VeraSun Ord, LLC	08-12625	Bank of America	3755551157	358
VeraSun Reynolds, LLC	08-12626	First National Bank Omaha - O&M	110211404	272
VeraSun Tilton, LLC	08-12627	NONE	NONE	—
VeraSun Welcome, LLC	08-12628	First National Bank Omaha - O&M	110203920	13
(b)	08-12628	Bank of America	3755551827	—
VeraSun Woodbury, LLC	08-12629	Bank of America	3755551128	656

				$130,463

(a)	Dougherty & Company LLC maintains in its name an escrow account set up to fund construction of the Marion plant. Balance in this escrow a/c at March 31, 2009 was $3.9 million.
(b)	Account was officially closed and will not appear on future filed MOR-1c schedules.
(c)	First National Bank Omaha maintains in its name an escrow account for cash backed letters of credit. Balance in this escrow a/c at March 31, 2009 was $9.7 million.

MOR-2

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	31-Mar-09

Federal Tax I.D. #	20-3430241

Statement of Operations (Income Statement)

(000’s)

Case Number	VeraSun Energy Corporation 08-12606	Aurora 08-12614	Fort Dodge 08-12618	Charles City 08-12616	Bio Diesel 08-12605	Marketing 08-12624	Litchfield 08-12623	Welcome 08-12628
Net revenue	$—	$19,540	$18,387	$18,523	$—	$88,941	$—	$—
Cost of goods sold	—	16,993	15,459	13,634	—	88,102	—	(130)

Gross profit (loss)	—	2,548	2,928	4,890	—	839	—	130

Selling, general and administrative expenses	(228)	332	280	270	—	270	—	(297)
Long-lived asset impairment	—	—	—	—	—	—	—	—

Operating income (loss)	228	2,216	2,648	4,620	—	570	—	427

Other income (expense):
Interest expense	(5,179)	(25)	(30)	(30)	—	—	—	—
Interest income	2	—	—	—	—	—	—	—
Other income (expense)	255	—	1,030	444	—	(113)	—	—
Reorganization items, net	(381)	(260)	(236)	(233)	—	(26,060)	—	—

	(5,303)	(285)	763	181	—	(26,173)	—	—

Income (loss) before income taxes	(5,074)	1,931	3,411	4,801	—	(25,603)	—	427
Income tax expense (benefit)	—	—	—	—	—	—	—	—

Net income (loss)	$(5,074)	$1,931	$3,411	$4,801	$—	$(25,603)	$—	$427

MOR-2

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	31-Mar-09

Federal Tax I.D. #	20-3430241

Statement of Operations (Income Statement)

(000’s)

Case Number	Hartley 08-12621	Granite City 08-12619	Reynolds 08-12626	Opco 08-12610	Linden 08-12609	Albion 08-12607	Bloomingburg 08-12608	VSE-USB Corporate 08-12612
Net revenue	$17,835	$—	$—	$—	$1,401	$1,399	$1,454	$—
Cost of goods sold	15,108	—	—	—	2,074	2,470	2,139	—

Gross profit (loss)	2,727	—	—	—	(673)	(1,071)	(685)	—

Selling, general and administrative expenses	282	—	1	41	324	321	325	943
Long-lived asset impairment	(22)	—	—	—	—	—	—	—

Operating income (loss)	2,467	—	(1)	(41)	(997)	(1,391)	(1,009)	(943)

Other income (expense):
Interest expense	(30)	(1)	—	(1,071)	(57)	(68)	(39)	(87)
Interest income	—	—	—	—	—	—	—	—
Other income (expense)	—	56	—	—	—	—	—	—
Reorganization items, net	(233)	—	(1)	(330)	(174)	(174)	(174)	(1,716)

	(263)	55	(1)	(1,401)	(231)	(242)	(213)	(1,803)

Income (loss) before income taxes	2,203	55	(2)	(1,442)	(1,229)	(1,634)	(1,222)	(2,746)
Income tax expense (benefit)	—	—	—	—	—	—	—	—

Net income (loss)	$2,203	$55	$(2)	$(1,442)	$(1,229)	$(1,634)	$(1,222)	$(2,746)

MOR-2

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	31-Mar-09

Federal Tax I.D. #	20-3430241

Statement of Operations (Income Statement)

(000’s)

Case Number	Marion 08-12611	Hankinson 08-12620	Albert City 08-12613	Woodbury 08-12629	Central City 08-12615	Ord 08-12625	Dyersville 08-12617	Janesville 08-12622
Net revenue	$—	$47	$—	$—	$—	$—	$—	$—
Cost of goods sold	(1,356)	(115)	(557)	(941)	(881)	(127)	(290)	(2,454)

Gross profit (loss)	1,356	162	557	941	881	127	290	2,454

Selling, general and administrative expenses	39	115	114	(42)	62	21	116	113
Long-lived asset impairment	—	60	—	—	—	—	—	1,441

Operating income (loss)	1,317	(13)	443	983	819	106	174	900

Other income (expense):
Interest expense	(803)	(804)	(792)	(423)	(710)	(370)	(708)	(309)
Interest income	3	—	—	—	—	—	—	—
Other income (expense)	—	—	—	—	—	—	—	—
Reorganization items, net	(633)	3,025	1,439	(242)	474	236	2,548	4,544

	(1,433)	2,221	647	(664)	(236)	(134)	1,841	4,235

Income (loss) before income taxes	(116)	2,208	1,091	319	583	(28)	2,014	5,135
Income tax expense (benefit)	—	—	—	—	—	—	—	—

Net income (loss)	$(116)	$2,208	$1,091	$319	$583	$(28)	$2,014	$5,135

MOR-3

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	31-Mar-09

Federal Tax I.D. #	20-3430241

Balance Sheet

(000’s)

Case Number	VeraSun Energy Corporation 08-12606	Aurora 08-12614	Fort Dodge 08-12618	Charles City 08-12616	Bio Diesel 08-12605	Marketing 08-12624	Litchfield 08-12623	Welcome 08-12628
Assets
Assets
Cash and cash equivalents	$14,864	$—	$10	$12	$—	$97,898	$—	$5
Restricted cash	14,842	—	—	—	—	—	—	—
Receivables	—	—	—	—	—	26,807	—	—
Inventories	—	8,768	8,678	7,861	—	43,369	—	1,151
Prepaid expenses and other assets	4,363	1,575	857	4,283	—	3,740	—	—
Assets held for sale	7,556	59,337	54,397	54,456	234	—	2,741	54,544
Investment in subsidiaries	1,450,373	—	—	—	—	—	—	—

Total Assets	$1,491,998	$69,681	$63,943	$66,612	$234	$171,814	$2,741	$55,700

Liabilities and Stockholders’ Equity
Liabilities
Accounts payable	$2,528	$1,478	$1,229	$1,148	$—	$4,477	$—	$66
Accrued expenses and other liabilities	21,148	857	423	1,038	—	246	—	182
Debtor in possession financing	196,540	—	—	—	—	—	—	—
Intercompany (receivable)/payable	(61,566)	(4,210)	(5,657)	(2,322)	—	96,650	19	1,373

Total Liabilities Not Subject to Compromise	158,650	(1,876)	(4,005)	(136)	—	101,373	19	1,621

Liabilities subject to compromise	642,257	9,792	3,887	7,924	—	70,817	—	10,140
Intercompany (receivable)/payable subject to compromise	(781,156)	(31,687)	29,275	148,376	1,497	10,450	12,774	220,428

Total Liabilities Subject to Compromise	(138,899)	(21,895)	33,162	156,300	1,497	81,268	12,774	230,568

Total Liabilities	19,751	(23,771)	29,157	156,164	1,497	182,640	12,794	232,189

Shareholders’ Equity
Common stock	1,581	—	20,924	—	—	—	—	—
Additional paid-in capital	1,406,878	25,263	—	—	—	—	—	—
Retained earnings	63,788	68,189	13,861	(89,552)	(1,263)	(10,826)	(10,052)	(176,489)

Total Shareholders’ Equity	1,472,247	93,452	34,785	(89,552)	(1,263)	(10,826)	(10,052)	(176,489)

Total Liabilities and Shareholders’ Equity	$1,491,998	$69,681	$63,943	$66,612	$234	$171,814	$2,741	$55,700

MOR-3

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	31-Mar-09

Federal Tax I.D. #	20-3430241

Balance Sheet

(000’s)

Case Number	Hartley 08-12621	Granite City 08-12619	Reynolds 08-12626	Opco 08-12610	Linden 08-12609	Albion 08-12607	Bloomingburg 08-12608	VSE-USB Corporate 08-12612
Assets
Assets
Cash and cash equivalents	$—	$57	$271	$2,482	$153	$122	$91	$1,704
Restricted cash	—	—	—	—	—	—	—	—
Receivables	—	—	—	—	6,825	8,029	7,614	180
Inventories	7,129	—	—	—	2,373	2,196	2,506	—
Prepaid expenses and other assets	3,067	—	—	300	2,873	3,086	1,160	2,711
Assets held for sale	54,535	1,760	7,763	—	54,467	54,460	54,522	3,349
Investment in subsidiaries	—	—	—	1,837	—	—	—	734,371

Total Assets	$64,732	$1,816	$8,034	$4,620	$66,692	$67,892	$65,893	$742,315

Liabilities and Stockholders’ Equity
Liabilities
Accounts payable	$1,567	$—	$11	$(8)	$263	$547	$164	$1,754
Accrued expenses and other liabilities	324	—	—	510	4,756	5,946	4,004	3,341
Debtor in possession financing	—	—	—	18,100	—	—	—	—
Intercompany (receivable)/payable	(3,398)	(18)	11	(14,268)	3,025	3,952	6,326	(327)

Total Liabilities Not Subject to Compromise	(1,508)	(18)	22	4,333	8,045	10,445	10,494	4,768

Liabilities subject to compromise	9,462	1	3,741	438	92,872	94,356	93,768	5,339
Intercompany (receivable)/payable subject to compromise	231,698	11,172	89,091	(440,302)	189,019	167,348	183,042	(78,845)

Total Liabilities Subject to Compromise	241,160	11,173	92,832	(439,864)	281,890	261,704	276,810	(73,506)

Total Liabilities	239,652	11,155	92,854	(435,530)	289,936	272,150	287,304	(68,738)

Shareholders’ Equity
Common stock	—	—	—	—	—	—	—	648
Additional paid-in capital	—	—	—	439,626	—	—	—	751,266
Retained earnings	(174,921)	(9,338)	(84,820)	524	(223,244)	(204,258)	(221,411)	59,140

Total Shareholders’ Equity	(174,921)	(9,338)	(84,820)	440,150	(223,244)	(204,258)	(221,411)	811,053

Total Liabilities and Shareholders’ Equity	$64,732	$1,817	$8,034	$4,620	$66,692	$67,892	$65,893	$742,315

MOR-3

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	31-Mar-09

Federal Tax I.D. #	20-3430241

Balance Sheet

(000’s)

Case Number	Marion 08-12611	Hankinson 08-12620	Albert City 08-12613	Woodbury 08-12629	Central City 08-12615	Ord 08-12625	Dyersville 08-12617	Janesville 08-12622
Assets
Assets
Cash and cash equivalents	$867	$1,117	$1,387	$657	$2,045	$360	$631	$304
Restricted cash	3,860	—	—	—	—	—	—	—
Receivables	133	34	—	6	28	13	—	—
Inventories	3,976	3,675	2,810	1,159	2,038	1,343	2,273	394
Prepaid expenses and other assets	477	895	2,815	83	543	866	2,232	3,344
Assets held for sale	54,527	54,533	54,584	24,810	49,625	24,818	54,535	54,528
Investment in subsidiaries	—	—	—	—	—	—	—	—

Total Assets	$63,840	$60,255	$61,596	$26,716	$54,278	$27,399	$59,670	$58,570

Liabilities and Stockholders’ Equity
Liabilities
Accounts payable	$750	$39	$116	$62	$25	$90	$127	$(81)
Accrued expenses and other liabilities	1,931	979	941	583	2,180	2,322	770	1,847
Debtor in possession financing	—	20,215	19,693	12,745	11,368	7,835	13,740	2,594
Intercompany (receivable)/payable	(1,675)	(4,941)	(5,598)	(3,761)	(2,340)	413	(1,820)	132

Total Liabilities Not Subject to Compromise	1,006	16,292	15,151	9,629	11,233	10,660	12,816	4,492

Liabilities subject to compromise	100,209	83,710	64,744	34,427	79,532	38,051	89,370	88,483
Intercompany (receivable)/payable subject to compromise	9,257	8,527	8	820	11,543	(1,754)	8,057	1,363

Total Liabilities Subject to Compromise	109,467	92,237	64,752	35,247	91,075	36,297	97,428	89,846

Total Liabilities	110,473	108,528	79,903	44,876	102,308	46,957	110,244	94,338

Shareholders’ Equity
Common stock	—	—	—	—	—	—	—	—
Additional paid-in capital	120,899	110,308	110,272	48,119	104,363	57,911	98,480	83,542
Retained earnings	(167,532)	(158,581)	(128,578)	(66,279)	(152,393)	(77,468)	(149,053)	(119,311)

Total Shareholders’ Equity	(46,633)	(48,273)	(18,306)	(18,160)	(48,030)	(19,558)	(50,573)	(35,768)

Total Liabilities and Shareholders’ Equity	$63,840	$60,255	$61,596	$26,716	$54,278	$27,399	$59,670	$58,570

MOR-4

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	31-Mar-09

Federal Tax I.D. #	20-3430241

Status of Post-petition Taxes

(000’s)

Verasun Energy Corporation et al.	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability
Payroll	$—	$(937)	$937	$(0)
Real Estate and Personal Property	(9,126)	(427)	—	(9,553)
Sales and Use	(805)	(577)	429	(952)
Other	(651)	196	282	(173)

Total Taxes	$(10,582)	$(1,745)	$1,648	$(10,678)

MOR-5

In re Verasun Energy Corporation et al.

Case No.	08-12606
Reporting Period:	31-Mar-09

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(000’s)

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old	$19,244				$19,244
31 - 60 days old		$1,361			1,361
61 - 90 days old (a)			$11,910		11,910
91+ days old (b)				$19,157	19,157
Total Accounts Receivable	$19,244	$1,361	$11,910	$19,157	$51,672

(a)	“61-90 days” category includes approximately $10.1 million being disputed by a customer of VEC’s plant facilities at ASA Albion, LLC, ASA Bloomingburg, LLC, and ASA Linden, LLC.
(b)	“91+ days” category includes approximately $8.0 million of VeraSun Marketing, LLC receivable of which approximately $6.0 million is being disputed by two of its customers. In addition, approximately $10.3 million is being disputed by a customer at ASA Albion, LLC, ASA Bloomingburg, LLC, and ASA Linden, LLC.

MOR-6

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	31-Mar-09

Federal Tax I.D. #	20-3430241

Payments to Insiders and Professional

(000’s)

Of the total disbursements shown on the Schedule of Disbursements Report (MOR-1b) list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid (e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, Etc.). Attach additional sheets if necessary.

Insiders

Name	Amount Paid During Month	Total Paid to Date
Barry Schaps, Senior Vice President, Sales and Logistics	$—	$39
Bryan D. Meier, Vice President, Finance and Chief Accounting Officer	21	107
Chad D. Hatch, Vice President of Corporate Development (a)	15	40
Danny Herron, President and Chief Financial Officer	—	107
Donald L. Endres, Chief Executive Officer and Director	38	192
Duane Gilliam, Board Director	—	17
Jack Huggins, Board Director	—	18
James Dauwalter, Board Director	—	15
Joel West, Vice President, Commodity Management	14	71
Mark D. Dickey, Senior Vice President, General Counsel, and Corporate Secretary	22	110
Paul J. Caudill, Senior Vice President, Operations	—	112
Paul Schock, Board Director	—	15
Robert L. Antoine, Jr., Senior Vice President, Human Resources	70	149
Steven Kirby, Board Director	—	17
Virg Garbers, Vice President and Corporate Controller	12	60
William L. Honnef, Senior Vice President, Sales and Marketing and Strategic Initiatives	29	147
CHS, Inc., Shareholder	—	178

Total Payments to Insiders	$221	$1,394

(a)	Paid Hatch Financial for due diligence and consulting on USBio facilities.

Professionals

Name	Amount Paid During Month	Total Paid to Date
Akin Gump Strauss Hauer & Feld, LLP	$435	$1,063
AP Services, LLP	1,187	5,877
Deloitte Tax, LLP	131	280
Greenberg Traurig, LLP	34	34
Houlihan, Lokey, Howard and Zukin Capital, Inc.	208	502
McGladrey & Pullen, LLP	238	571
Skadden, Arps, Slate, Meagher, & Flom, LLP	1,227	3,729

Total Payments to Professionals	$3,461	$12,055

Post Petition Secured Notes Adequate Protection Payments

Name of Creditor	Amount Paid During Month	Total Paid to Date
AgStar Financial Services - Albert City	$176	$1,615
AgStar Financial Services - Central City	178	1,590
AgStar Financial Services - Dyersville	240	2,086
AgStar Financial Services - Ord	86	803
AgStar Financial Services - Woodbury	76	767
AgStar Financial Services - Hankinson	197	1,551
AgStar Financial Services - Janesville	—	1
9 7/8% senior secured notes due 2012	—	10,326
UBS	—	1,337
Dougherty Funding	—	1,769
First Bank and Trust - Marion	32	207

Total Payments	$983	$22,052

MOR-7

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	31-Mar-09

Federal Tax I.D. #	20-3430241

Debtor Questionnaire

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the Debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X*
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X*
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?	X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

*	The Debtors have made certain payments on account of prepetition liabilities in accordance with orders of the Bankruptcy Court specifically authorizing payment of certain prepetition liabilities.

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	31-Mar-09

Federal Tax I.D. #	20-3430241

If additional information is required for the current or any future Monthly Operating Reports, please send the request to:

Verasun Energy Corporation
110 N. Minnesota Ave.
Suite 300
Sioux Falls, SD 57104
Attn: Mark Dickey